Exhibit 21.1
SUBSIDIARIES OF FEDERAL REALTY INVESTMENT TRUST AND FEDERAL REALTY OP LP

NAME OF SUBSIDIARY	STATE OF INCORPORATION OR ORGANIZATION

Federal Realty GP LLC	Delaware
FR Associates Limited Partnership	Maryland
Andorra Associates	Pennsylvania
Governor Plaza Associates	Pennsylvania
Shopping Center Associates	Pennsylvania
Berman Enterprises II Limited Partnership	Maryland
FRIT Escondido Promenade, LLC	California
FRIT Leasing & Development Services, Inc.	Delaware
Congressional Plaza Associates, LLC	Maryland
FR Pike 7 Limited Partnership	Delaware
Federal Realty Partners L.P.	Delaware
Federal Realty Partners, LLC	Delaware
FR East Bay Bridge, LLC	Delaware
East Bay Bridge Retail, LLC	Delaware
Federal Realty Management Services, Inc.	Delaware
FRIT Solar, Inc.	Delaware
Santana Row ROF, Inc.	Delaware
FR Mercer Mall, LLC	Delaware
FR Westgate Mall, LLC	Delaware
FR Assembly Square, LLC	Delaware
FR Crow Canyon, LLC	Delaware
FR Linden Square, LLC	Delaware
FR Chelsea Commons Member, LLC	Delaware
FR Chelsea Commons I, LLC	Delaware
FR White Marsh, LLC	Maryland
White Marsh Plaza, LLC	Maryland
White Marsh Plaza Limited Partnership	Maryland
Byron Station, LLC	Maryland
Byron Station Limited Partnership, LLLP	Maryland
The Avenue at White Marsh Business Trust	Maryland
NVI-Avenue, LLC	Maryland
FR Shoppers World, LLC	Delaware
FRIT Florida, LLC	Delaware
FR Rollingwood, LLC	Delaware
FR Montrose Crossing, LLC	Delaware
FR Montrose Crossing Borrower, LLC	Delaware
FRIT CA Operations, Inc.	California
FR Huntington Square, LLC	Delaware
FR Darien, LLC	Delaware
FR Georgetowne, LLC	Delaware
FR Hastings Ranch, LLC	Delaware
FR Riverpoint, LLC	Delaware
Street Retail, Inc.	Maryland
SRI/CM 4th Street JV, LLC	Delaware
SRI Old Town, LLC	California
Street Retail West I, L.P.	Delaware
Street Retail West II, L.P.	Delaware
Street Retail West 3, L.P.	Delaware

Street Retail West 4, L.P.	Delaware
Street Retail West 6, L.P.	Delaware
Street Retail West 7, L.P.	Delaware
Street Retail West 10, L.P.	Delaware
FRIT San Jose Town and Country Village, LLC	California
Assembly Row 5B, LLC	Delaware
SRI Assembly Row B7, LLC	Delaware
SRI Assembly Row B8, LLC	Delaware
SRI Assembly Row B9, LLC	Delaware
Santana Row Services, Inc.	Delaware
SRI/Continental JV, LLC	Delaware
CCA Sepulveda, LLC	Delaware
Rosecrans-Sepulveda Partners 3, LLC	Delaware
PES Partners, LLC	Delaware
The Grove Fee Owner, LLC	Delaware
Route 35 Shrewsbury Limited Partnership	New Jersey
Shrewsbury Commons L.P.	Washington
Sea Girt Limited Partnership	Washington
35 West, LLC	Washington
Merritt Shrewsbury Commons LLC	Washington
Cole Grove West, LLC	Washington
FR 508 Broad, LLC	Delaware
FR San Antonio Center, LLC	Delaware
San Antonio Center II, LLC	Delaware
Pike & Rose Condominium, Inc.	Delaware
PNR Hotel XXVI JV LLC	Delaware
PNR Hotel XXVI Owner LLC	Delaware
PNR Hotel XXVI Operator LLC	Delaware
SR Winchester, LLC	Delaware
Assembly Row Condominium, Inc.	Delaware
SRI Assembly Row Hotel, Inc.	Delaware
Assembly Row Hotel Operator, LLC	Delaware
Assembly Row Hotel, LLC	Delaware
FRIT Shops at Sunset Place, LLC	Delaware
FRIT Shops at Sunset Place Owner, LLC	Delaware
FRIT Shops at Sunset Place Fee Owner, LLC	Delaware
FRIT Cocowalk, LLC	Delaware
FRIT Cocowalk Owner, LLC	Delaware
3112 Commodore Plaza Investments, Inc.	Florida
3131 Commodore Plaza Investments, Inc.	Florida
3206 Grand Avenue, LLC	Delaware
3406 Main Highway, LLC	Delaware
3419 Main Highway Investments, LLC	Florida
FLV Campus Plaza GP, LLC	Delaware
FLV Campus Plaza Limited Partnership	Delaware
FLV Plaza del Mercado, LLC	Delaware
FLV Plaza del Mercado, LP	Delaware
FLV Greenlawn Plaza GP, LLC	Delaware
FLV Greenlawn Plaza, LP	Delaware
FLV Barcroft Plaza GP, LLC	Delaware
FLV Barcroft Plaza, LP	Delaware
FLV Free State GP, LLC	Delaware
FLV Free State Limited Partnership	Delaware
South Gate Joint Venture, LLC	Delaware
Primestor/FRIT JV, LLC	Delaware

Azalea Joint Venture, LLC	Delaware
Prime/FRIT Alameda, LLC	Delaware
Prime/FRIT Bell Gardens, LLC	Delaware
Prime/FRIT El Monte, LLC	Delaware
Prime/FRIT El Portal, LLC	Delaware
Prime/FRIT Los Jardines, LLC	Delaware
Prime/FRIT Mission Hills, LLC	Delaware
Prime/FRIT SCP, LLC	Delaware
Prime/FRIT Sylmar, LLC	Delaware
Prime/FRIT TRS JV, LLC	Delaware
Prime/FRIT Plaza Pacoima, LLC	Delaware
Prime/FRIT Olivo Land, LLC	Delaware
Primestor/FRIT Jordan Downs JV, LLC	Delaware
Primestor Jordan Downs, LLC	Delaware
Primestor Development Investment, LLC	Delaware
RevUp, Inc.	Delaware
FR Fairfax Junction. LLC	Delaware
SRI UNLMTD JV, LLC	Delaware
SRI-WSA Properties I, LLC	Delaware
SRI-WSA Properties II, LLC	Delaware
SRI-WSA 214 Washington, LLC	Delaware
SRI-WSA 302 Washington, LLC	Delaware
SRI-WSA 600 Washington, LLC	Delaware
SRI-WSA 210 14th, LLC	Delaware
SRI-WSA 158 14th, LLC	Delaware
SRI-WSA 1426 Willow, LLC	Delaware
FR Chesterbrook JV, LLC	Delaware
FR Grossmont, LLC	Delaware
FR Hilton Village, LLC	Delaware
FR Camelback Colonnade, LLC	Delaware